Inventory	12 Months Ended
Dec. 31, 2011
Inventory [Abstract]
Inventory
11.	Inventory

Inventory consisted of the following (in thousands):

	December 31,
	2011	2010
Land and land development costs	$—	29,377
Bluegreen Resorts	208,907	230,346
Land and facilities held for sale	4,418	5,596

Total	$213,325	265,319

Inventory primarily consisted of completed VOIs, VOIs under construction and land held for future VOI development. Inventory also consisted of land and facilities acquired by BankAtlantic for its former store expansion program. During the fourth quarter of 2010, Core relinquished to its lenders title to substantially all of the land Core owned in both Florida and South Carolina and conveyed its ownership interests in several of its subsidiaries. However, as described in Note 2, land and land development costs as of December 31, 2010 included $19.4 million related to certain assets within Core’s South Carolina property which was subject to separate foreclosure proceedings which were completed on November 3, 2011. In accordance with applicable accounting guidance, the Company recorded an $11.6 million gain on the extinguishment of debt during the fourth quarter of 2011.

Additionally, on April 26, 2011, Woodbridge and Carolina Oak entered into a settlement agreement with the holder of the note secured by Carolina Oak’s property to resolve the disputes and litigation between them. Under the terms of the settlement agreement, (i) Woodbridge paid $2.5 million to the note holder, (ii) Carolina Oak conveyed to the note holder the real property securing the loan and (iii) the note holder agreed not to pursue certain remedies, including a deficiency judgment, and after the expiration of an agreed-upon time, agreed to fully release Woodbridge and Carolina Oak, in each case subject to certain conditions. At April 26, 2011, the carrying amount of Carolina Oak’s inventory was approximately $10.8 million. In accordance with the applicable accounting guidance, the Company recorded a deferred gain on debt settlement of $29.9 million in its consolidated statement of financial condition as of December 31, 2011. The deferred gain will be recognized into income at the earlier of the conclusion of the foreclosure proceeding or April 25, 2012.

Core and Carolina Oak’s real estate inventory were reviewed for impairment on a project-by-project basis and whenever events or changes in circumstances indicated that the carrying amount of an asset may not be recoverable. As a result of the impairment analyses performed, the Company recorded real estate inventory impairment charges of approximately $20.4 million related to Core Communities and $101.9 million related to Core Communities and Carolina Oak for the years ended December 31, 2010 and 2009, respectively. Impairment charges of inventory of real estate are included in cost of sales in the Company’s consolidated statements of operations.

Bluegreen reviews real estate held for future resort development for impairment under the accounting guidelines, which requires that such properties be reviewed for impairment when events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. No impairment charges were recorded with respect to Bluegreen Resorts’ inventory during the years ended December 31, 2011 or 2010, or the Bluegreen Interim Period.